                                                                       Exhibit 5

                             JOINT FILING AGREEMENT
                            DATED AS OF APRIL 4, 2002

         In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of CSFB Global Opportunities Partners, L.P., CSFB Global Opportunities Partners (Bermuda), L.P., Hemisphere Global Opportunities Partners, Ltd., The Hemisphere Trust Company Limited, Links Partners, LP, Inland Partners, LP, Coryton Management Ltd., Arthur Coady, Elias Sabo and I. Joseph Massoud on behalf of each of them and Credit Suisse First Boston, on behalf of the investment banking business of the Credit Suisse First Boston business unit, of a statement on
Schedule 13D (including amendments thereto) with respect to shares of common stock, par value $0.01 per share, of Personnel Group of America, Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 4th day of April 2002.

                                      CSFB GLOBAL OPPORTUNITIES PARTNERS, L.P.

                                           By:  Hemisphere Global Opportunities
                                                Partners, Ltd.



                                           By:  /s/ Marty Brandt
                                                --------------------------------
                                                Name:  Marty Brandt
                                                Title: Director


                                      CSFB GLOBAL OPPORTUNITIES PARTNERS
                                      (BERMUDA), L.P.

                                           By:  Hemisphere Global Opportunities
                                                Partners, Ltd.



                                           By:  /s/ Marty Brandt
                                                --------------------------------
                                                Name:  Marty Brandt
                                                Title: Director

                                  HEMISPHERE GLOBAL OPPORTUNITIES PARTNERS, LTD.



                                        By: /s/  Marty Brandt
                                            ------------------------------------
                                            Name:  Marty Brandt
                                            Title: Director



                                  THE HEMISPHERE TRUST COMPANY LIMITED



                                        By: /s/  James MacDonald
                                            ------------------------------------
                                            Name:  James MacDonald
                                            Title: Alternate Director



                                  LINKS PARTNERS, LP

                                        By: Coryton Management Ltd., its general
                                            partner



                                        By: /s/  Arthur Coady
                                            ------------------------------------
                                            Name:  Arthur Coady
                                            Title: President



                                  INLAND PARTNERS, LP

                                        By: Coryton Management Ltd., its general
                                            partner



                                        By: /s/  Arthur Coady
                                            ------------------------------------
                                            Name:  Arthur Coady
                                            Title: President

                                    CORYTON MANAGEMENT LTD.



                                           By: /s/ Arthur Coady
                                               ---------------------------------
                                               Name: Arthur Coady
                                               Title: President


                                    ARTHUR COADY



                                           By: /s/ Arthur Coady
                                               ---------------------------------
                                               Name: Arthur Coady


                                    ELIAS SABO



                                           By: /s/ Elias Sabo
                                               ---------------------------------
                                               Name: Elias Sabo


                                    I. JOSEPH MASSOUD



                                           By: /s/ I. Joseph Massoud
                                               ---------------------------------
                                               Name: I. Joseph Massoud

                                           CREDIT SUISSE FIRST BOSTON, on behalf
                                           of the investment banking business of
                                           the Credit Suisse First Boston
                                           business unit

                                              By: /s/ Ivy B. Dodes
                                                  ------------------------------
                                                  Name: Ivy B. Dodes
                                                  Title: Managing Director